OCIC SLF LLC

Supplemental Financial Information (Unaudited) as of the year ended December 31, 2024 and 2023 and for the three years ended December 31, 2024

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Consolidated Statement of Assets and Liabilities
(Amounts in Thousands)

	December 31, 2024	December 31, 2023
Assets
Investments at fair value (amortized cost of $1,647,543 and $1,133,987, respectively)	$1,647,003	$1,147,314
Cash	85,850	102,559
Interest receivable	6,194	4,160
Receivable for investments sold	22,384	14,593
Prepaid expenses and other assets	37	—
Total Assets	$1,761,468	$1,268,626
Liabilities
Debt (net of unamortized debt issuance costs of $8,586 and $8,292, respectively)	$1,311,414	$861,928
Payable for investments purchased	51,955	73,821
Interest payable	24,377	10,260
Distribution payable	16,011	9,546
Accrued expenses and other liabilities	1,587	567
Total Liabilities	$1,405,344	$956,122
Commitments and contingencies
Members’ Equity
Members’ Equity	356,124	312,504
Total Members’ Equity	356,124	312,504
Total Liabilities and Members’ Equity	$1,761,468	$1,268,626

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Statements of Operations
(Amounts in thousands)

	Years Ended December 31,
	2024	2023	2022 (1)
Investment Income
Interest income	$149,178	$78,002	$7,201
Other income	1,111	88	117
Total Investment Income	150,289	78,090	7,318
Operating Expenses
Interest expense	$92,168	$38,547	$3,300
Professional fees	1,613	1,375	158
Other general and administrative	1,259	691	77
Total Operating Expenses	95,040	40,613	3,535
Net Investment Income	$55,249	$37,477	$3,783
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net change in unrealized gain (loss) on investments	(13,867)	15,121	(1,657)
Net realized gain (loss) on investments	1,381	(1,381)	(84)
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	(12,486)	13,740	(1,741)
Net Increase in Members’ Equity Resulting from Operations	$42,763	$51,217	$2,042

(1) OCIC SLF commenced principal operations as a joint venture on November 2, 2022.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Debt Investments
Advertising and media
Project Boost Purchaser, LLC (dba J.D. Power)(5)	First lien senior secured loan	SR +	3.50%	07/2031	$6,276	$6,261	$6,313	1.8%
						6,261	6,313	1.8%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	SR +	2.25%	09/2031	$6,331	$6,316	$6,304	1.8%
American Airlines, Inc.(5)	First lien senior secured loan	SR +	2.75%	02/2028	6,460	6,463	6,485	1.8%
Bleriot US Bidco Inc.(6)	First lien senior secured loan	SR +	2.75%	10/2030	11,010	11,010	11,060	3.1%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	2.25%	10/2031	5,989	5,982	6,012	1.7%
KBR, Inc(5)	First lien senior secured loan	SR +	2.00%	01/2031	1,873	1,873	1,876	0.5%
Peraton Corp.(5)	First lien senior secured loan	SR +	3.75%	02/2028	11,652	11,487	10,819	3.0%
Signia Aerospace LLC(6)(8)	First lien senior secured loan	SR +	3.00%	11/2031	4,252	4,241	4,241	1.2%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	08/2028	1,970	1,969	1,975	0.6%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	03/2030	2,352	2,352	2,359	0.7%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.50%	02/2031	1,984	1,986	1,987	0.6%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.50%	01/2032	2,095	2,090	2,098	0.6%
United Airlines, Inc.(6)	First lien senior secured loan	SR +	2.00%	02/2031	1,666	1,665	1,669	0.5%
Vertex Aerospace Services Corp. (dba V2X)(5)	First lien senior secured loan	SR +	2.75%	12/2030	4,381	4,379	4,385	1.1%
						61,813	61,270	17.2%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.75%	10/2031	$8,229	$8,209	$8,296	2.3%
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	03/2031	4,133	4,133	4,148	1.2%
PAI Holdco, Inc.(6)	First lien senior secured loan	SR +	3.75%	10/2027	6,494	6,170	5,469	1.5%
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	SR +	3.25%	01/2031	1,289	1,289	1,293	0.4%
						19,801	19,206	5.4%
Buildings and real estate
American Builders & Contractors Supply Co., Inc.(5)	First lien senior secured loan	SR +	1.75%	01/2031	$1,009	$1,010	$1,013	0.3%
American Residential Services, LLC(5)	First lien senior secured loan	SR +	3.50%	10/2027	7,575	7,560	7,632	2.1%
ARCOSA INC(5)	First lien senior secured loan	SR +	2.25%	08/2031	2,521	2,521	2,538	0.7%
Construction Partners, Inc.(5)	First lien senior secured loan	SR +	2.50%	11/2031	1,956	1,951	1,962	0.6%
Core & Main LP(5)	First lien senior secured loan	SR +	2.00%	02/2031	4,051	4,051	4,059	1.1%
CPG International LLC(5)	First lien senior secured loan	SR +	2.00%	09/2031	4,115	4,105	4,125	1.2%
Cushman & Wakefield U.S. Borrower, LLC(5)	First lien senior secured loan	SR +	3.25%	01/2030	10,973	10,977	11,087	3.1%
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	SR +	6.25%	01/2029	2,330	2,184	2,283	0.6%
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	SR +	4.75%	02/2029	3,231	2,890	2,585	0.7%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(6)	First lien senior secured loan	SR +	2.50%	05/2030	8,865	8,857	8,892	2.5%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(6)	First lien senior secured loan	SR +	2.50%	08/2031	1,579	1,575	1,583	0.4%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Greystar Real Estate Partners, LLC (dba Greystar)(5)	First lien senior secured loan	SR +	2.75%	08/2030	7,903	7,903	7,942	2.2%
MIWD Holdco II LLC(5)	First lien senior secured loan	SR +	3.00%	03/2031	8,671	8,671	8,745	2.5%
Quikrete Holdings, Inc.(5)	First lien senior secured loan	SR +	2.50%	04/2031	2,639	2,636	2,636	0.7%
RealPage, Inc.(6)	First lien senior secured loan	SR +	3.00%	04/2028	13,299	12,828	13,270	3.9%
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	10/2028	13,560	13,550	12,988	3.6%
						93,269	93,340	26.2%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	SR +	3.75%	07/2031	$16,218	$16,180	$16,338	4.6%
BrightView Landscapes, LLC(6)	First lien senior secured loan	SR +	2.50%	04/2029	6,519	6,511	6,544	1.8%
Brown Group Holdings, LLC(5)	First lien senior secured loan	SR +	2.50%	07/2031	9,460	9,445	9,484	2.7%
IDEMIA Group SAS(6)(8)	First lien senior secured loan	SR +	4.25%	09/2028	7,938	7,965	8,017	2.3%
Madison Safety & Flow LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	3,543	3,535	3,567	1.0%
MKS Instruments, Inc.(5)	First lien senior secured loan	SR +	2.25%	08/2029	2,001	2,005	2,004	0.6%
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(6)	First lien senior secured loan	SR +	3.50%	09/2031	8,250	8,210	8,330	2.3%
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	SR +	3.50%	10/2031	8,435	8,393	8,498	2.4%
POLARIS PURCHASER, INC. (dba Plusgrade)(6)(8)	First lien senior secured loan	SR +	4.00%	03/2031	10,016	10,016	10,066	2.8%
Sitel Worldwide Corp.(5)	First lien senior secured loan	SR +	3.75%	08/2028	6,868	6,789	4,584	1.3%
Vestis Corp(6)	First lien senior secured loan	SR +	2.25%	02/2031	2,138	2,133	2,139	0.6%
VM Consolidated, Inc.(5)	First lien senior secured loan	SR +	2.25%	03/2028	2,080	2,080	2,087	0.6%
XPLOR T1, LLC(6)(8)	First lien senior secured loan	SR +	3.50%	06/2031	6,733	6,733	6,784	1.8%
						89,995	88,442	24.8%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(8)	First lien senior secured loan	SR +	4.75%	11/2027	$2,940	2,807	2,940	0.8%
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)	First lien senior secured loan	SR +	4.00%	11/2027	4,454	4,426	4,454	1.3%
H.B. Fuller Company(5)	First lien senior secured loan	SR +	2.00%	02/2030	988	987	993	0.3%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.25%	02/2030	6,431	6,387	6,455	1.8%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.75%	02/2031	7,463	7,462	7,514	2.1%
Ineos US Petrochem LLC(5)	First lien senior secured loan	SR +	3.75%	03/2030	8,420	8,384	8,425	2.4%
Nouryon Finance B.V.(6)	First lien senior secured loan	SR +	3.25%	04/2028	10,691	10,691	10,765	3.0%
Potters(5)	First lien senior secured loan	SR +	3.75%	12/2027	2,980	2,989	3,005	0.8%
Windsor Holdings III LLC(5)	First lien senior secured loan	SR +	3.50%	08/2030	11,629	11,629	11,751	3.3%
						55,762	56,302	15.8%
Consumer products
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)	First lien senior secured loan	SR +	3.25%	04/2031	$5,923	$5,923	$5,956	1.7%
Flexera(6)	First lien senior secured loan	SR +	3.00%	03/2028	439	439	442	0.1%
						6,362	6,398	1.8%
Containers and packaging
Anchor Packaging, LLC(5)	First lien senior secured loan	SR +	3.25%	07/2029	$6,706	$6,706	$6,735	1.9%
Berlin Packaging(6)	First lien senior secured loan	SR +	3.50%	06/2031	9,794	9,794	9,843	2.8%
BW Holding, Inc.(6)	First lien senior secured loan	SR +	4.00%	12/2028	7,610	7,522	6,760	1.9%
Charter NEX US, Inc.(5)	First lien senior secured loan	SR +	3.00%	12/2029	1,776	1,777	1,784	0.5%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Plaze, Inc.(5)	First lien senior secured loan	SR +	3.75%	08/2026	6,789	6,675	6,151	1.7%
Pregis Topco LLC(5)	First lien senior secured loan	SR +	4.00%	07/2026	5,938	5,922	5,967	1.7%
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	SR +	4.00%	09/2028	12,130	12,132	12,154	3.4%
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	2.75%	08/2028	7,838	7,838	7,850	2.2%
SupplyOne, Inc.(5)	First lien senior secured loan	SR +	3.75%	04/2031	8,297	8,297	8,354	2.3%
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	03/2028	15,721	15,331	15,696	4.4%
						81,994	81,294	22.8%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	SR +	3.50%	07/2028	$8,010	$8,000	$8,010	2.2%
Aramsco, Inc.(6)(8)	First lien senior secured loan	SR +	4.75%	10/2030	8,649	8,498	8,000	2.2%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	3.50%	12/2028	13,893	13,893	13,951	3.9%
Dealer Tire Financial, LLC(5)	First lien senior secured loan	SR +	3.50%	07/2031	10,863	10,863	10,863	3.1%
Foundation Building Materials, Inc.(6)	First lien senior secured loan	SR +	4.00%	01/2031	8,849	8,837	8,698	2.4%
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	SR +	3.00%	09/2031	6,462	6,430	6,486	1.8%
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2029	15,443	15,388	15,455	4.5%
						71,909	71,463	20.1%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	SR +	3.00%	10/2029	$7,317	$7,319	$7,359	2.1%
Renaissance Learning, Inc.(5)	First lien senior secured loan	SR +	4.00%	04/2030	12,368	12,368	12,328	3.5%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.00%	10/2030	8,576	8,547	8,619	2.3%
						28,234	28,306	7.9%
Energy equipment and services
AMG Advanced Metallurgical Group N.V(5)	First lien senior secured loan	SR +	3.50%	11/2028	$3,395	$3,394	$3,387	1.0%
AZZ Inc.(5)	First lien senior secured loan	SR +	2.50%	05/2029	11,642	11,659	11,673	3.3%
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	SR +	2.25%	01/2031	4,665	4,665	4,664	1.3%
Calpine Construction Finance Company(5)	First lien senior secured loan	SR +	2.00%	07/2030	4,925	4,909	4,910	1.4%
Calpine Corporation(5)	First lien senior secured loan	SR +	1.75%	01/2031	5,381	5,366	5,362	1.5%
Calpine Corporation(6)	First lien senior secured loan	SR +	1.75%	02/2032	2,832	2,821	2,820	0.8%
Fleet U.S. Bidco Inc.(7)	First lien senior secured loan	SR +	2.75%	02/2031	10,171	10,168	10,222	2.9%
Pike Corp.(5)	First lien senior secured loan	SR +	3.00%	01/2028	4,300	4,282	4,329	1.1%
						47,264	47,367	13.3%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.00%	11/2030	$3,405	$3,403	$3,406	1.0%
Ascensus Holdings, Inc.(5)(8)	First lien senior secured loan	SR +	3.00%	08/2028	2,969	2,969	2,991	0.8%
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	SR +	3.50%	11/2031	10,068	10,018	10,141	2.8%
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	SR +	2.50%	01/2031	11,970	11,970	12,018	3.4%
Chrysaor Bidco s.à r.l. (dba AlterDomus)(5)	First lien senior secured loan	SR +	3.50%	05/2031	4,112	4,112	4,140	1.2%
Citadel Securities, LP(5)	First lien senior secured loan	SR +	2.00%	10/2031	5,681	5,681	5,694	1.6%
Citco Funding LLC(7)	First lien senior secured loan	SR +	2.75%	04/2028	9,289	9,269	9,354	2.6%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Creative Planning, LLC(5)	First lien senior secured loan	SR +	2.00%	05/2031	5,922	5,908	5,905	1.7%
Deerfield Dakota Holdings(6)	First lien senior secured loan	SR +	3.75%	04/2027	14,197	13,961	13,861	3.9%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	8,026	8,006	8,093	2.3%
Grant Thornton Advisors LLC(5)	First lien senior secured loan	SR +	3.25%	05/2031	1,881	1,881	1,879	0.5%
Grant Thornton Advisors LLC(6)	First lien senior secured loan	SR +	2.75%	06/2031	2,153	2,153	2,151	0.6%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	2.50%	11/2031	9,518	9,483	9,542	2.7%
Harbourvest Partners, L.P.(6)(8)	First lien senior secured loan	SR +	2.25%	04/2030	1,811	1,811	1,811	0.5%
Jane Street Group, LLC(5)	First lien senior secured loan	SR +	2.00%	12/2031	7,655	7,636	7,622	2.1%
Janus International Group, LLC(5)	First lien senior secured loan	SR +	2.50%	08/2030	5,740	5,732	5,754	1.6%
Kestra Advisor Services Holdings A Inc(7)	First lien senior secured loan	SR +	4.00%	03/2031	7,553	7,552	7,553	2.1%
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	SR +	2.75%	08/2028	3,181	3,182	3,181	0.9%
NEON MAPLE US DEBT MERGERSUB Inc(5)	First lien senior secured loan	SR +	3.00%	11/2031	8,162	8,132	8,169	2.3%
OneDigital Borrower LLC(5)	First lien senior secured loan	SR +	3.25%	07/2031	12,976	12,938	12,993	3.6%
Orion Advisor Solutions Inc(6)	First lien senior secured loan	SR +	3.75%	09/2030	6,637	6,588	6,692	1.9%
PUSHPAY USA INC(6)(8)	First lien senior secured loan	SR +	4.50%	08/2031	5,714	5,659	5,743	1.6%
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	SR +	3.50%	07/2028	13,448	13,453	13,532	3.8%
Teneo Holdings LLC(5)	First lien senior secured loan	SR +	4.75%	03/2031	4,304	4,263	4,338	1.3%
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	SR +	3.50%	05/2028	2,475	2,475	2,498	0.7%
						168,235	169,061	47.5%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	SR +	1.75%	09/2030	$4,859	$4,865	$4,829	1.4%
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	SR +	4.25%	12/2030	6,812	6,759	6,863	1.9%
Balrog Acquisition, Inc. (dba Bakemark)(6)	First lien senior secured loan	SR +	4.00%	09/2028	10,763	10,669	10,779	3.0%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	SR +	3.25%	02/2031	7,903	7,902	7,901	2.2%
FRONERI US INC(5)	First lien senior secured loan	SR +	2.00%	09/2031	3,411	3,404	3,411	1.0%
Pegasus BidCo B.V.(6)	First lien senior secured loan	SR +	3.25%	07/2029	11,671	11,671	11,765	3.3%
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	SR +	2.50%	03/2027	4,159	4,149	4,187	1.2%
Utz Quality Foods, LLC(5)	First lien senior secured loan	SR +	2.75%	01/2028	2,888	2,888	2,892	0.8%
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	SR +	2.50%	08/2028	1,486	1,486	1,488	0.4%
						53,793	54,115	15.2%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	SR +	3.00%	05/2030	$4,816	$4,782	$4,720	1.3%
Azalea TopCo, Inc. (dba Press Ganey)(6)	First lien senior secured loan	SR +	3.25%	04/2031	8,514	8,514	8,530	2.4%
Confluent Medical Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	02/2029	9,566	9,566	9,602	2.7%
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	SR +	3.50%	07/2029	8,446	8,445	8,525	2.4%
Dermatology Intermediate Holdings III, Inc.(6)	First lien senior secured loan	SR +	4.25%	03/2029	13,775	13,641	13,261	3.7%
Medline Borrower, LP(5)	First lien senior secured loan	SR +	2.25%	10/2028	6,568	6,568	6,586	1.8%
Natus Medical Incorporated(5)(8)	First lien senior secured loan	SR +	5.50%	07/2029	4,410	4,169	4,300	1.2%
Nexstar Broadcasting, Inc.(5)	First lien senior secured loan	SR +	2.50%	09/2026	2,283	2,288	2,289	0.6%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Resonetics, LLC(6)	First lien senior secured loan	SR +	3.25%	06/2031	11,043	11,043	11,102	3.1%
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	SR +	5.25%	02/2028	10,336	10,338	10,439	3.1%
						79,354	79,354	22.3%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	SR +	3.50%	09/2028	$1,987	$1,990	$2,002	0.6%
CHG PPC Parent LLC(5)	First lien senior secured loan	SR +	3.00%	12/2028	5,055	5,020	5,078	1.4%
Concentra(5)	First lien senior secured loan	SR +	2.25%	07/2031	2,802	2,799	2,816	0.8%
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	10/2029	9,334	8,904	8,955	2.5%
Electron Bidco Inc (dba ExamWorks)(6)	First lien senior secured loan	SR +	2.75%	11/2028	1,441	1,441	1,445	0.4%
HAH Group Holding Company LLC (dba Help at Home)(5)	First lien senior secured loan	SR +	5.00%	09/2031	7,085	6,981	7,076	2.0%
Inception Finco S.à.r.l (dba IVI RMA)(6)	First lien senior secured loan	SR +	4.50%	04/2031	5,544	5,517	5,578	1.6%
Inizio Group Limited (dba UDG Healthcare)(6)	First lien senior secured loan	SR +	4.25%	08/2028	6,546	6,512	6,456	1.8%
LSCS Holdings, Inc.(5)	First lien senior secured loan	SR +	4.50%	12/2028	11,252	11,084	11,309	3.2%
Pacific Dental Services, LLC(5)	First lien senior secured loan	SR +	2.75%	03/2031	5,484	5,486	5,516	1.5%
Pediatric Associates Holding Company, LLC(6)(8)	First lien senior secured loan	SR +	4.50%	12/2028	2,990	2,866	2,990	0.8%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2028	10,685	10,309	10,370	2.9%
Phoenix Guarantor Inc(5)	First lien senior secured loan	SR +	2.50%	02/2031	9,182	9,182	9,206	2.6%
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	SR +	3.00%	11/2028	5,014	5,006	5,043	1.4%
Physician Partners, LLC(6)(8)	First lien senior secured loan	SR +	4.00%	12/2028	11,729	11,272	7,800	2.2%
Select Medical Corp.(5)	First lien senior secured loan	SR +	2.00%	12/2031	532	531	533	0.1%
Soliant Lower Intermediate, LLC (dba Soliant)(5)	First lien senior secured loan	SR +	3.75%	07/2031	8,252	8,172	8,170	2.3%
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	12/2030	3,390	3,390	3,413	1.0%
						106,462	103,756	29.1%
Healthcare technology
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	4.25%	05/2028	$9,737	$9,736	$9,810	2.8%
Certara(5)	First lien senior secured loan	SR +	3.00%	06/2031	811	809	811	0.2%
Cotiviti, Inc.(5)	First lien senior secured loan	SR +	3.00%	05/2031	7,278	7,278	7,310	2.2%
Ensemble RCM, LLC(6)	First lien senior secured loan	SR +	3.00%	08/2029	10,370	10,307	10,436	2.9%
Imprivata, Inc.(6)	First lien senior secured loan	SR +	3.50%	09/2027	12,621	12,613	12,685	3.6%
IQVIA, Inc.(6)	First lien senior secured loan	SR +	2.00%	01/2031	242	242	243	0.1%
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	11/2031	6,036	6,021	6,066	1.7%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	SR +	3.00%	03/2028	5,425	5,425	5,444	1.5%
R1 RCM Inc.(6)	First lien senior secured loan	SR +	2.25%	04/2031	2,471	2,471	2,481	0.7%
Raven Acquisition Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2031	9,745	9,697	9,760	2.7%
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2031	10,441	10,390	10,503	2.9%
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(6)	First lien senior secured loan	SR +	2.75%	10/2029	4,636	4,636	4,649	1.3%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	2.75%	09/2029	10,025	9,990	10,031	2.8%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	3.25%	10/2031	5,124	5,099	5,136	1.4%
						94,714	95,365	26.8%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	SR +	2.00%	06/2030	$988	$985	$990	0.3%
						985	990	0.3%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	SR +	5.50%	08/2029	$7,503	$7,463	$7,485	2.1%
Cast & Crew Payroll, LLC(5)	First lien senior secured loan	SR +	3.75%	12/2028	6,954	6,943	6,729	1.9%
iSolved, Inc.(5)	First lien senior secured loan	SR +	3.25%	10/2030	6,406	6,405	6,478	1.8%
UKG Inc. (dba Ultimate Software)(5)	First lien senior secured loan	SR +	3.00%	02/2031	7,495	7,492	7,543	2.1%
						28,303	28,235	7.9%
Infrastructure and environmental services
ASP ACUREN HOLDINGS, INC.(5)	First lien senior secured loan	SR +	3.50%	07/2031	$3,280	$3,280	$3,298	0.9%
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2031	9,469	9,423	9,528	2.7%
Gulfside Supply, Inc. (dba Gulfeagle Supply)(6)	First lien senior secured loan	SR +	3.00%	06/2031	2,833	2,827	2,842	0.8%
Madison IAQ, LLC(7)	First lien senior secured loan	SR +	2.75%	06/2028	983	978	985	0.3%
Osmose Utilities Services, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2028	5,789	5,495	5,792	1.6%
						22,003	22,445	6.3%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	SR +	3.00%	11/2030	$12,722	$12,721	$12,718	3.6%
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	SR +	2.75%	09/2031	2,349	2,343	2,352	0.7%
Ardonagh Midco 3 PLC(6)(8)	First lien senior secured loan	SR +	3.75%	02/2031	13,730	13,662	13,798	3.9%
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.50%	02/2031	7,009	6,994	7,018	2.0%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.00%	06/2031	6,124	6,123	6,139	1.7%
Hub International(5)	First lien senior secured loan	SR +	2.75%	06/2030	2,978	2,978	2,992	0.8%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.50%	04/2030	5,270	5,269	5,301	1.5%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.00%	02/2031	10,495	10,495	10,555	3.0%
IMA Financial Group, Inc.(5)	First lien senior secured loan	SR +	3.00%	11/2028	7,155	7,155	7,155	2.0%
Mitchell International, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2031	4,988	4,963	4,984	1.4%
Ryan Specialty Group LLC(5)	First lien senior secured loan	SR +	2.25%	09/2031	1,843	1,838	1,847	0.6%
Summit Acquisition Inc. (dba K2 Insurance Services)(6)(8)	First lien senior secured loan	SR +	3.75%	10/2031	2,292	2,280	2,280	0.7%
USI, Inc.(6)	First lien senior secured loan	SR +	2.25%	09/2030	6,819	6,819	6,801	1.7%
						83,640	83,940	23.6%
Internet software and services
Applied Systems, Inc.(6)	First lien senior secured loan	SR +	3.00%	02/2031	$995	$1,000	$1,004	0.3%
Barracuda Networks, Inc.(6)	First lien senior secured loan	SR +	4.50%	08/2029	5,497	5,321	5,072	1.4%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.50%	03/2029	3,686	3,686	3,694	1.0%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.75%	03/2031	9,501	9,501	9,521	2.7%
Clover Holdings 2, LLC(6)(8)	First lien senior secured loan	SR +	4.00%	11/2031	5,500	5,446	5,445	1.5%
Dayforce Inc(6)	First lien senior secured loan	SR +	2.50%	03/2031	7,646	7,630	7,684	2.2%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Delta TopCo, Inc. (dba Infoblox, Inc.)(6)	First lien senior secured loan	SR +	3.50%	11/2029	4,690	4,680	4,724	1.3%
E2open, LLC(5)	First lien senior secured loan	SR +	3.50%	02/2028	8,254	8,178	8,285	2.3%
Epicor(5)	First lien senior secured loan	SR +	2.75%	05/2031	1,311	1,311	1,319	0.4%
HomeServe USA Holding Corp.(5)	First lien senior secured loan	SR +	2.00%	10/2030	3,969	3,968	3,968	1.1%
Infinite Bidco LLC(6)	First lien senior secured loan	SR +	3.75%	03/2028	5,017	4,903	4,967	1.4%
Javelin Buyer, Inc.(6)	First lien senior secured loan	SR +	3.25%	10/2031	4,475	4,464	4,505	1.3%
McAfee Corp.(5)	First lien senior secured loan	SR +	3.00%	03/2029	9,965	9,965	9,953	2.8%
MeridianLink, Inc.(6)	First lien senior secured loan	SR +	2.75%	11/2028	4,783	4,783	4,806	1.3%
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	SR +	4.50%	05/2029	7,802	7,414	7,239	2.0%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	SR +	3.25%	10/2030	14,384	14,376	14,468	4.1%
Project Sky Merger Sub, Inc.(5)	First lien senior secured loan	SR +	3.75%	10/2028	6,707	6,688	6,680	1.9%
Proofpoint, Inc.(5)	First lien senior secured loan	SR +	3.00%	08/2028	3,798	3,798	3,813	1.1%
Quartz Acquireco, LLC (dba Qualtrics)(6)	First lien senior secured loan	SR +	2.75%	06/2030	8,942	8,942	8,986	2.5%
Sedgwick Claims Management Services, Inc.(6)	First lien senior secured loan	SR +	3.00%	07/2031	12,061	12,032	12,121	3.4%
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	SR +	5.00%	05/2028	10,425	10,171	10,399	2.9%
Sophos Holdings, LLC(5)	First lien senior secured loan	SR +	3.50%	03/2027	7,415	7,363	7,456	2.1%
SS&C(5)	First lien senior secured loan	SR +	2.00%	05/2031	896	896	899	0.3%
The Dun & Bradstreet Corporation(5)	First lien senior secured loan	SR +	2.25%	01/2029	4,741	4,741	4,742	1.3%
UST Holdings, Ltd.(5)	First lien senior secured loan	SR +	3.00%	11/2028	3,858	3,858	3,868	1.1%
Vertiv Group Corp.(6)	First lien senior secured loan	SR +	4.50%	11/2030	5,456	5,428	5,468	1.5%
Vertiv Group Corp.(5)	First lien senior secured loan	SR +	1.75%	03/2027	514	514	514	0.1%
VIRTUSA CORPORATION(5)	First lien senior secured loan	SR +	3.25%	02/2029	2,365	2,365	2,379	0.7%
VS Buyer LLC (dba Veeam Software)(5)	First lien senior secured loan	SR +	2.75%	04/2031	10,028	10,028	10,091	2.8%
Webpros Luxembourg Sarl(5)	First lien senior secured loan	SR +	4.00%	03/2031	6,806	6,790	6,853	2.0%
						180,240	180,923	50.8%
Investment funds and vehicle
Finco I, LLC(5)	First lien senior secured loan	SR +	2.25%	06/2029	$7,280	$7,280	$7,300	2.0%
First Eagle Investments Management LLC(6)	First lien senior secured loan	SR +	3.00%	03/2029	8,688	8,590	8,696	2.4%
Grosvenor(5)	First lien senior secured loan	SR +	2.25%	02/2030	3,949	3,949	3,962	1.2%
						19,819	19,958	5.6%
Leisure and entertainment
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	SR +	2.00%	09/2031	$2,444	$2,444	$2,448	0.7%
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	SR +	3.00%	07/2031	5,028	5,017	5,047	1.4%
Pretzel Parent, Inc.(5)	First lien senior secured loan	SR +	4.50%	08/2031	4,500	4,434	4,528	1.3%
						11,895	12,023	3.4%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(5)	First lien senior secured loan	SR +	3.50%	08/2031	$10,254	$10,205	$10,311	2.9%
Altar Bidco, Inc.(5)	First lien senior secured loan	SR +	3.10%	02/2029	4,667	4,510	4,654	1.3%
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	SR +	3.25%	11/2028	4,064	4,064	4,084	1.1%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Columbus McKinnon Corp.(7)(8)	First lien senior secured loan	SR +	2.50%	05/2028	412	412	414	0.1%
Crown Equipment Corporation(5)	First lien senior secured loan	SR +	2.50%	10/2/2031	2,672	2,659	2,685	0.8%
DXP Enterprises, Inc.(5)	First lien senior secured loan	SR +	3.75%	10/2030	12,592	12,592	12,723	3.6%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,420	11,352	11,484	3.2%
Filtration Group Corporation(5)	First lien senior secured loan	SR +	3.50%	10/2028	6,674	6,671	6,719	1.9%
Gates Global LLC(5)	First lien senior secured loan	SR +	1.75%	11/2029	1,965	1,965	1,967	0.6%
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)(8)	First lien senior secured loan	SR +	4.00%	12/2027	2,985	2,978	2,985	0.8%
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	3.50%	08/2028	5,978	5,985	6,022	1.7%
Refficiency Holdings, LLC (dba Legence)(5)	First lien senior secured loan	SR +	3.50%	12/2027	12,653	12,632	12,691	3.6%
STS Operating, Inc.(5)	First lien senior secured loan	SR +	4.00%	03/2031	10,495	10,451	10,516	3.0%
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	SR +	3.50%	03/2028	11,371	11,384	11,482	3.1%
Zekelman Industries Inc. (dba Zekelman Industries)(5)	First lien senior secured loan	SR +	2.25%	01/2031	6,666	6,653	6,668	1.9%
						104,513	105,405	29.6%
Pharmaceuticals
Fortrea Holdings Inc.(7)	First lien senior secured loan	SR +	3.75%	07/2030	$5,155	$5,169	$5,193	1.5%
						5,169	5,193	1.5%
Professional services
AmSpec Parent, LLC(6)(8)	First lien senior secured loan	SR +	4.25%	12/2031	$2,600	$2,587	$2,587	0.7%
Apex Group Treasury LLC(7)	First lien senior secured loan	SR +	3.75%	07/2028	2,843	2,794	2,867	0.8%
Apex Group Treasury LLC(6)	First lien senior secured loan	SR +	4.00%	07/2028	9,154	9,175	9,227	2.6%
Arsenal AIC Parent, LLC (dba Arconic)(5)	First lien senior secured loan	SR +	3.25%	08/2030	7,166	7,166	7,218	2.0%
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	SR +	2.75%	01/2031	3,442	3,435	3,436	1.0%
Corporation Service Company(5)	First lien senior secured loan	SR +	2.50%	11/2029	1,572	1,572	1,579	0.4%
Element Solutions, Inc.(5)	First lien senior secured loan	SR +	1.75%	12/2030	990	988	991	0.3%
First Advantage Holdings LLC(5)	First lien senior secured loan	SR +	3.25%	10/2031	4,240	4,219	4,281	1.2%
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	SR +	4.00%	09/2030	3,726	3,701	3,764	1.1%
Red Ventures, LLC(5)	First lien senior secured loan	SR +	2.75%	03/2030	5,142	5,231	5,156	1.4%
Skopima Merger Sub Inc.(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,408	11,408	11,436	3.2%
Sovos Compliance, LLC(5)	First lien senior secured loan	SR +	4.50%	08/2028	13,303	13,027	13,383	3.8%
Thevelia (US) LLC (dba Tricor)(6)	First lien senior secured loan	SR +	3.25%	06/2029	6,601	6,602	6,634	1.9%
Vistage International, Inc.(6)	First lien senior secured loan	SR +	4.75%	07/2029	9,677	9,556	9,671	2.7%
						81,461	82,230	23.1%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	SR +	2.00%	05/2028	$4,730	$4,719	$4,635	1.3%
Charter Communications Operating LLC(6)	First lien senior secured loan	SR +	2.25%	12/2031	8,253	8,233	8,229	2.3%
Ciena Corp.(5)	First lien senior secured loan	SR +	2.00%	10/2030	990	989	992	0.3%
Cogeco Communications (USA) II L.P.(7)	First lien senior secured loan	SR +	2.50%	09/2028	4,424	4,384	4,393	1.2%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	SR +	2.75%	11/2027	2,894	2,887	2,896	0.8%
						21,212	21,145	5.9%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	SR +	4.75%	04/2030	$11,424	$11,389	$11,492	3.2%
Echo Global Logistics, Inc.(5)	First lien senior secured loan	SR +	3.75%	11/2028	6,585	6,527	6,482	1.8%
KKR Apple Bidco, LLC(5)	First lien senior secured loan	SR +	3.50%	09/2028	5,161	5,173	5,190	1.5%
						23,089	23,164	6.5%

Total Debt Investments						$1,647,551	$1,647,003	462.5%
Total misc. debt commitments(10)						$(8)	$—	—%
Total Investments						$1,647,543	$1,647,003	462.5%

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2024 was 4.33%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2024 was 4.31%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2024 was 4.25%.
(8)Level 3 investment.
(9)Totals presented may differ than actuals due to rounding.
(10)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

Portfolio Company	Commitment Type	Commitment Expiration date	Funded Commitment	Unfunded
				Commitment	Fair Value
AmSpec Parent, LLC	First lien senior secured delayed draw term loan	12/2026	$—	$400	$—
Aramsco, Inc.	First lien senior secured delayed draw term loan	10/2025	—	891	—
Chrysaor Bidco s.à r.l. (dba AlterDomus)	First lien senior secured delayed draw term loan	5/2026	—	304	—
Delta 2 (Lux) SARL (dba Formula One)	First lien senior secured delayed draw term loan	7/2025	—	1,222	—
Focus Financial Partners, LLC	First lien senior secured delayed draw term loan	9/2026	—	862	—
Grant Thornton Advisors LLC	First lien senior secured delayed draw term loan	7/2026	—	263	—
R1 RCM Inc.	First lien senior secured delayed draw term loan	10/2026	—	696	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	354	—
Total Portfolio Company Commitments			$—	$4,992	$—

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of December 31, 2023
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Debt Investments
Aerospace and defense
American Airlines, Inc.(7)	First lien senior secured loan	SR +	2.75%	2/2028	$1,980	$1,947	$1,976	0.7%
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	SR +	2.50%	6/2028	9,490	9,413	9,505	3.1%
Barnes Group, Inc.(5)	First lien senior secured loan	SR +	3.00%	9/2030	6,484	6,437	6,497	2.1%
Bleriot US Bidco, Inc.(6)	First lien senior secured loan	SR +	4.00%	10/2028	5,927	5,847	5,946	2.0%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	4.00%	8/2028	6,030	5,991	6,042	2.0%
Peraton Corp.(5)	First lien senior secured loan	SR +	3.75%	2/2028	12,458	12,219	12,474	4.0%
Transdigm, Inc.(6)	First lien senior secured loan	SR +	3.25%	2/2031	10,943	10,878	10,983	3.7%
Vertex Aerospace Services Corp. (dba V2X)(5)	First lien senior secured loan	SR +	3.25%	12/2028	2,993	2,989	2,994	1.0%
						55,721	56,417	18.6%
Automotive
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.50%	4/2029	$2,488	$2,476	$2,491	0.8%
PAI Holdco, Inc.(6)(8)	First lien senior secured loan	SR +	3.75%	10/2027	6,562	6,141	6,102	2.0%
						8,617	8,593	2.8%
Buildings and real estate
84 Lumber Company(5)	First lien senior secured loan	SR +	2.75%	11/2030	$5,212	$5,186	$5,220	1.7%
American Residential Services, LLC(6)(8)	First lien senior secured loan	SR +	3.50%	10/2027	4,488	4,487	4,483	1.5%
Beacon Roofing Supply, Inc.(5)	First lien senior secured loan	SR +	2.50%	5/2028	2,970	2,966	2,980	1.0%
CPG International LLC(5)	First lien senior secured loan	SR +	2.50%	4/2029	6,894	6,865	6,898	2.2%
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	SR +	4.00%	1/2030	7,000	6,831	6,930	2.3%
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	SR +	2.75%	8/2025	247	243	246	0.1%
Dodge Construction Network, LLC(6)	First lien senior secured loan	SR +	4.75%	2/2029	5,221	4,911	4,020	1.3%
Greystar Real Estate Partners, LLC (dba Greystar)(6)(8)	First lien senior secured loan	SR +	3.75%	8/2030	6,983	6,883	6,878	2.3%
GYP Holdings III Corp.(5)	First lien senior secured loan	SR +	3.00%	5/2030	2,000	1,990	2,005	0.7%
Quikrete Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	3/2029	1,990	1,990	1,995	0.7%
RealPage, Inc.(5)	First lien senior secured loan	SR +	3.00%	4/2028	10,440	9,921	10,345	3.4%
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	4/2026	9,660	9,642	9,669	3.2%
						61,916	61,669	20.4%
Business services
ASGN, Inc.(5)	First lien senior secured loan	SR +	2.25%	8/2030	$2,494	$2,488	$2,502	0.8%
Boxer Parent Company Inc. (f/k/a BMC)(5)	First lien senior secured loan	SR +	4.25%	12/2028	6,123	6,050	6,159	2.0%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2023
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
BrightView Landscapes, LLC(6)	First lien senior secured loan	SR +	3.00%	4/2029	6,519	6,347	6,517	2.2%
Brown Group Holdings, LLC(5)	First lien senior secured loan	SR +	3.75%	7/2029	4,492	4,462	4,503	1.5%
ConnectWise, LLC(6)	First lien senior secured loan	SR +	3.50%	9/2028	10,440	9,939	10,405	3.4%
IDEMIA Group SAS(6)	First lien senior secured loan	SR +	4.75%	9/2028	1,990	1,967	1,994	0.7%
Packers Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	3/2028	3,928	3,655	2,457	0.8%
Sitel Worldwide Corp.(5)	First lien senior secured loan	SR +	3.75%	8/2028	6,939	6,841	6,648	2.2%
VM Consolidated, Inc.(5)	First lien senior secured loan	SR +	3.25%	3/2028	2,107	2,088	2,114	0.7%
						43,837	43,299	14.3%
Chemicals
Aruba Investments Holdings, LLC (dba Angus Chemical Company)(5)(8)	First lien senior secured loan	SR +	4.75%	11/2027	$2,970	$2,799	$2,963	1.0%
Axalta Coating Systems US Holdings Inc.(6)	First lien senior secured loan	SR +	2.50%	12/2029	6,884	6,842	6,900	2.3%
Blue Tree Holdings, Inc.(6)	First lien senior secured loan	SR +	2.50%	3/2028	3,964	3,930	3,935	1.3%
Cyanco Intermediate 2 Corp.(5)	First lien senior secured loan	SR +	4.75%	7/2028	3,990	3,908	3,997	1.2%
DCG Acquisition Corp.(5)	First lien senior secured loan	SR +	4.50%	9/2026	7,383	7,349	7,318	2.4%
H.B. Fuller Company(5)	First lien senior secured loan	SR +	2.25%	2/2030	1,741	1,741	1,743	0.6%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.50%	2/2030	3,486	3,451	3,486	1.2%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.75%	11/2027	2,978	2,888	2,984	1.0%
Ineos US Petrochem LLC(5)(8)	First lien senior secured loan	SR +	3.75%	3/2030	1,990	1,971	1,990	0.7%
Nouryon Finance B.V.(5)	First lien senior secured loan	SR +	4.00%	4/2028	2,488	2,466	2,493	0.8%
Nouryon Finance B.V.(6)	First lien senior secured loan	SR +	4.00%	10/2025	5,785	5,726	5,802	1.9%
Windsor Holdings III LLC(5)	First lien senior secured loan	SR +	4.50%	8/2030	5,736	5,636	5,766	1.9%
						48,707	49,377	16.3%
Consumer products
HomeServe USA Holding Corp.(5)	First lien senior secured loan	SR +	3.00%	10/2030	$4,000	$3,961	$4,011	1.3%
Olaplex, Inc.(5)	First lien senior secured loan	SR +	3.50%	2/2029	5,220	4,890	4,816	1.6%
						8,851	8,827	2.9%
Containers and packaging
Berlin Packaging L.L.C.(5)	First lien senior secured loan	SR +	3.75%	3/2028	$12,486	$12,094	$12,488	4.1%
BW Holding, Inc.(6)(8)	First lien senior secured loan	SR +	4.00%	12/2028	7,689	7,578	7,151	2.4%
Charter NEX US, Inc.(5)	First lien senior secured loan	SR +	3.75%	12/2027	5,731	5,686	5,750	1.9%
OneDigital Borrower LLC(6)(8)	First lien senior secured loan	SR +	4.25%	11/2027	1,911	1,897	1,907	0.6%
Plaze, Inc.(5)	First lien senior secured loan	SR +	3.75%	8/2026	3,990	3,865	3,870	1.3%
Plaze, Inc.(5)	First lien senior secured loan	SR +	3.50%	8/2026	995	971	965	0.3%
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	SR +	4.50%	11/2028	10,250	10,165	10,253	3.4%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2023
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	3.50%	8/2028	9,663	9,513	9,678	3.2%
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	3/2028	10,439	9,981	10,364	3.4%
Trident TPI Holdings, Inc.(6)	First lien senior secured loan	SR +	4.50%	9/2028	1,990	1,941	1,989	0.7%
Valcour Packaging, LLC(5)	First lien senior secured loan	SR +	3.75%	10/2028	3,077	3,073	2,405	0.8%
						66,764	66,820	22.1%
Distribution
Aramsco, Inc.(6)	First lien senior secured loan	SR +	4.75%	10/2030	$8,515	$8,346	$8,497	2.8%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	4.75%	12/2028	5,265	5,216	5,275	1.7%
Dealer Tire, LLC(5)	First lien senior secured loan	SR +	4.50%	12/2027	3,920	3,860	3,927	1.3%
SRS Distribution, Inc.(5)	First lien senior secured loan	SR +	3.50%	6/2028	11,530	10,887	11,534	3.7%
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.75%	10/2027	11,298	10,843	11,317	3.7%
						39,152	40,550	13.2%
Education
Renaissance Learning, Inc.(5)	First lien senior secured loan	SR +	4.75%	4/2030	$4,988	$4,905	$4,999	1.7%
Severin Acquisition, LLC (dba Powerschool)(6)	First lien senior secured loan	SR +	3.25%	8/2025	11,451	11,335	11,487	3.7%
Sophia, L.P.(5)	First lien senior secured loan	SR +	4.25%	10/2027	9,664	9,648	9,642	3.2%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.50%	10/2030	3,663	3,618	3,671	1.2%
						29,506	29,799	9.8%
Energy equipment and services
AMG Advanced Metallurgical Group N.V(5)	First lien senior secured loan	SR +	3.50%	11/2028	$3,430	$3,413	$3,411	1.1%
AZZ Inc.(5)	First lien senior secured loan	SR +	4.25%	5/2029	7,925	7,866	7,952	2.6%
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	SR +	3.75%	8/2025	3,456	3,439	3,465	1.1%
Calpine Construction Finance Company(5)	First lien senior secured loan	SR +	2.25%	7/2030	1,995	1,980	1,994	0.7%
Pike Corp.(5)	First lien senior secured loan	SR +	3.00%	1/2028	9,800	9,638	9,821	3.1%
Rockwood Service Corp.(5)	First lien senior secured loan	SR +	4.25%	1/2027	6,466	6,451	6,477	2.1%
						32,787	33,120	10.7%
Financial services
Acuris Finance US, Inc. (ION Analytics) (6)	First lien senior secured loan	SR +	4.00%	2/2028	$7,619	$7,496	$7,602	2.5%
AlixPartners, LLP(5)	First lien senior secured loan	SR +	2.75%	2/2028	1,492	1,482	1,495	0.5%
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.75%	11/2028	4,938	4,881	4,911	1.6%
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	SR +	3.00%	9/2030	12,000	11,940	12,046	4.0%
Citadel Securities, LP(5)	First lien senior secured loan	SR +	2.50%	7/2030	8,968	8,933	8,980	3.0%
Citco Funding LLC(6)	First lien senior secured loan	SR +	3.25%	4/2028	6,234	6,204	6,250	2.1%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2023
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Deerfield Dakota Holdings(6)	First lien senior secured loan	SR +	3.75%	4/2027	8,830	8,511	8,734	2.8%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	3.25%	6/2028	4,938	4,864	4,941	1.6%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	3.50%	6/2028	2,993	2,938	2,996	1.0%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2029	4,950	4,873	4,954	1.6%
Harbourvest Partners, L.P.(6)(8)	First lien senior secured loan	SR +	3.00%	4/2030	2,494	2,458	2,488	0.8%
Helios Software Holdings, Inc.(6)	First lien senior secured loan	SR +	4.25%	7/2030	5,000	4,807	4,988	1.6%
Janus International Group, LLC(6)	First lien senior secured loan	SR +	3.25%	8/2030	4,988	4,958	4,992	1.6%
Saphilux S.a.r.L (dba IQ EQ)(7)	First lien senior secured loan	SR +	4.75%	7/2028	7,500	7,395	7,505	2.5%
The Edelman Financial Engines Center, LLC(5)	First lien senior secured loan	SR +	3.50%	4/2028	3,959	3,880	3,962	1.3%
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	SR +	5.00%	5/2028	2,500	2,458	2,510	0.8%
USI, Inc.(6)	First lien senior secured loan	SR +	3.25%	9/2030	3,990	3,981	3,991	1.3%
						92,059	93,345	30.6%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	SR +	2.25%	9/2030	$4,000	$3,981	$3,998	1.3%
AI Aqua Merger Sub, Inc. (dba Culligan International)(5)	First lien senior secured loan	SR +	3.75%	7/2028	2,576	2,571	2,575	0.9%
AI Aqua Merger Sub, Inc. (dba Culligan International)(6)(9)(10)	First lien senior secured delayed draw term loan	SR +	4.25%	12/2024	6,609	6,369	6,605	2.2%
Aramark Services, Inc.(5)	First lien senior secured loan	SR +	2.50%	6/2030	1,990	1,971	1,992	0.7%
Aspire Bakeries Holdings, LLC(5)(8)	First lien senior secured loan	SR +	4.25%	12/2030	5,000	4,950	4,925	1.6%
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	SR +	4.00%	9/2028	9,374	9,259	9,213	3.0%
Naked Juice LLC (dba Tropicana)(6)	First lien senior secured loan	SR +	3.25%	1/2029	10,467	9,686	10,100	3.2%
Pegasus BidCo B.V.(6)	First lien senior secured loan	SR +	4.25%	7/2029	7,440	7,332	7,433	2.5%
Shearer's Foods, LLC(5)	First lien senior secured loan	SR +	3.50%	9/2027	8,717	8,216	8,721	2.9%
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	SR +	2.50%	3/2027	2,976	2,956	2,976	1.0%
Utz Quality Foods, LLC(6)	First lien senior secured loan	SR +	3.00%	1/2028	1,153	1,153	1,153	0.4%
						58,444	59,691	19.7%
Healthcare equipment and services
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	SR +	3.75%	2/2029	$9,664	$9,541	$9,615	3.2%
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	SR +	4.50%	7/2029	6,047	6,026	6,036	2.0%
Dermatology Intermediate Holdings III, Inc.(6)	First lien senior secured loan	SR +	4.25%	3/2029	11,664	11,551	11,252	3.7%
Medline Borrower, LP(5)	First lien senior secured loan	SR +	3.00%	10/2028	6,248	5,910	6,274	2.1%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2023
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Natus Medical, Inc.(6)(8)	First lien senior secured loan	SR +	5.50%	7/2029	4,455	4,175	4,143	1.4%
Nexstar Broadcasting, Inc.(5)	First lien senior secured loan	SR +	2.50%	9/2026	4,300	4,302	4,300	1.4%
Resonetics, LLC(6)	First lien senior secured loan	SR +	4.00%	4/2028	6,593	6,511	6,586	2.1%
Zest Acquisition Corp.(5)(8)	First lien senior secured loan	SR +	5.50%	2/2028	8,439	8,180	8,228	2.7%
						56,196	56,434	18.6%
Healthcare providers and services
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	10/2029	$9,429	$8,932	$9,411	3.1%
HAH Group Holding Company LLC (dba Help at Home)(5)(8)	First lien senior secured loan	SR +	5.00%	10/2027	6,013	5,987	5,953	2.0%
LSCS Holdings, Inc.(5)(8)	First lien senior secured loan	SR +	4.50%	12/2028	9,356	9,182	9,193	3.0%
MJH Healthcare Holdings, LLC(5)	First lien senior secured loan	SR +	3.50%	1/2029	3,793	3,737	3,769	1.2%
Pediatric Associates Holding Company, LLC(5)(8)	First lien senior secured loan	SR +	4.50%	12/2028	1,990	1,916	1,960	0.6%
Pediatric Associates Holding Company, LLC(5)(8)	First lien senior secured loan	SR +	3.25%	12/2028	5,352	5,273	5,165	1.7%
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	SR +	3.25%	11/2028	7,369	7,136	7,408	2.4%
Physician Partners, LLC(6)	First lien senior secured loan	P +	4.00%	12/2028	9,850	9,381	9,283	3.1%
Premise Health Holding(6)(8)	First lien senior secured loan	SR +	4.75%	7/2025	3,201	3,178	3,185	1.1%
Select Medical Corp.(5)	First lien senior secured loan	SR +	3.00%	3/2027	2,985	2,971	2,982	1.1%
Surgery Center Holdings, Inc.(6)	First lien senior secured loan	SR +	3.50%	12/2030	2,416	2,392	2,423	0.8%
						60,085	60,732	20.1%
Healthcare technology
Athenahealth Group Inc.(5)	First lien senior secured loan	SR +	3.25%	2/2029	$9,308	$8,644	$9,257	3.1%
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	5.00%	5/2028	6,835	6,681	6,825	2.3%
Gainwell Acquisition Corp.(6)	First lien senior secured loan	SR +	4.00%	10/2027	7,859	7,695	7,623	2.5%
GHX Ultimate Parent Corporation(6)	First lien senior secured loan	SR +	4.75%	6/2027	2,985	2,920	2,986	1.0%
Imprivata, Inc.(5)	First lien senior secured loan	SR +	4.25%	12/2027	9,664	9,515	9,692	3.1%
IQVIA, Inc.(6)	First lien senior secured loan	SR +	2.00%	1/2031	4,111	4,111	4,123	1.4%
PointClickCare Technologies Inc.PointClickCare Technologies Inc(6)(8)	First lien senior secured loan	SR +	3.00%	12/2027	1,985	1,957	1,980	0.7%
R1 RCM Inc.(6)(8)	First lien senior secured loan	SR +	3.50%	6/2029	5,000	4,940	5,000	1.7%
R1 RCM Inc.(5)	First lien senior secured loan	SR +	3.00%	6/2029	3,970	3,970	3,966	1.3%
Verscend Holding Corp.(5)	First lien senior secured loan	SR +	4.00%	8/2025	9,843	9,763	9,851	3.3%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	3.50%	9/2026	4,454	4,451	4,459	1.5%
						64,647	65,762	21.9%
Household products

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2023
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Samsonite International S.A.(5)	First lien senior secured loan	SR +	2.75%	6/2030	$1,990	$1,981	$1,990	0.7%
						1,981	1,990	0.7%

Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(7)	First lien senior secured loan	SR +	5.50%	8/2029	$4,738	$4,680	$4,750	1.6%
iSolved, Inc.(6)	First lien senior secured loan	SR +	4.00%	10/2030	6,250	6,188	6,250	2.0%
						10,868	11,000	3.6%
Infrastructure and environmental services
Asplundh Tree Expert, LLC(5)	First lien senior secured loan	SR +	1.75%	9/2027	$1,430	$1,426	$1,430	0.5%
Madison IAQ, LLC(5)	First lien senior secured loan	SR +	3.25%	6/2028	8,355	8,200	8,317	2.7%
Osmose Utilities Services, Inc.(5)	First lien senior secured loan	SR +	3.25%	6/2028	8,466	7,938	8,452	2.8%
USIC Holdings, Inc.(6)	First lien senior secured loan	SR +	3.50%	5/2028	2,947	2,824	2,919	1.0%
						20,388	21,118	7.0%
Insurance
Acrisure, LLC(6)	First lien senior secured loan	SR +	4.50%	12/2030	$9,222	$8,876	$9,229	3.0%
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.75%	2/2027	7,705	7,568	7,718	2.6%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.00%	1/2027	2,067	2,050	2,067	0.7%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.75%	1/2029	5,993	5,950	6,002	2.0%
Hub International(6)	First lien senior secured loan	SR +	4.25%	6/2030	7,980	7,903	8,010	2.6%
Hyperion Refinance S.a.r.l (dba Howden Group)(6)	First lien senior secured loan	SR +	4.00%	4/2030	3,970	3,821	3,974	1.3%
IMA Financial Group, Inc.(5)(8)	First lien senior secured loan	SR +	3.75%	11/2028	5,968	5,938	5,953	2.0%
						42,106	42,953	14.2%
Internet software and services
Aptean, Inc.(5)	First lien senior secured loan	SR +	4.25%	4/2026	$2,136	$2,128	$2,129	0.7%
Barracuda Parent, LLC(6)	First lien senior secured loan	SR +	4.50%	8/2029	10,494	10,095	10,219	3.4%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	4.50%	3/2029	4,987	4,764	4,862	1.6%
DCert Buyer, Inc.(5)	First lien senior secured loan	SR +	4.00%	10/2026	7,206	7,171	7,131	2.4%
Delta TopCo, Inc. (dba Infoblox, Inc.)(7)	First lien senior secured loan	SR +	3.75%	12/2027	13,147	12,393	13,114	4.3%
Dun & Bradstreet Corporation, The(5)	First lien senior secured loan	SR +	2.75%	2/2026	995	995	996	0.3%
E2open, LLC(5)	First lien senior secured loan	SR +	3.50%	2/2028	8,340	8,238	8,338	2.8%
Idera, Inc.(6)	First lien senior secured loan	SR +	3.75%	3/2028	6,518	6,360	6,476	2.1%
Infinite Bidco LLC(6)	First lien senior secured loan	SR +	3.75%	3/2028	3,568	3,464	3,464	1.1%
McAfee Corp.(5)	First lien senior secured loan	SR +	3.75%	3/2029	6,261	6,021	6,218	2.1%
MeridianLink, Inc.(6)	First lien senior secured loan	SR +	3.00%	11/2028	7,475	7,445	7,467	2.5%
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	SR +	4.50%	5/2029	7,882	7,421	7,434	2.5%
Perforce Software, Inc.(5)	First lien senior secured loan	SR +	3.75%	7/2026	4,964	4,765	4,902	1.6%
Project Alpha Intermediate Holding, Inc.(5)	First lien senior secured loan	SR +	4.75%	10/2030	8,000	7,843	8,026	2.7%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2023
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Project Sky Merger Sub, Inc.(6)	First lien senior secured loan	SR +	3.75%	10/2028	2,500	2,476	2,472	0.8%
Quartz Acquireco, LLC (dba Qualtrics AcquireCo, LLC)(5)(8)	First lien senior secured loan	SR +	3.50%	6/2030	3,990	3,952	3,960	1.3%
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	SR +	5.00%	5/2028	9,000	8,700	8,888	2.8%
Sophos Holdings, LLC(5)	First lien senior secured loan	SR +	3.50%	3/2027	10,438	10,263	10,451	3.3%
UST Holdings, Ltd.(5)(8)	First lien senior secured loan	SR +	3.50%	11/2028	8,538	8,515	8,389	2.8%
Vertiv Group Corp.(5)	First lien senior secured loan	SR +	2.50%	3/2027	1,516	1,516	1,521	0.5%
VS Buyer LLC(6)	First lien senior secured loan	SR +	3.25%	2/2027	2,969	2,969	2,973	1.0%
						127,494	129,430	42.6%
Investment funds and vehicle
Finco I, LLC(6)	First lien senior secured loan	SR +	3.00%	6/2029	$3,982	$3,971	$3,994	1.3%
						3,971	3,994	1.3%
Leisure and entertainment
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	SR +	2.25%	1/2030	$3,000	$2,983	$3,006	1.0%
						2,983	3,006	1.0%
Manufacturing
Altar Bidco, Inc.(7)	First lien senior secured loan	SR +	3.10%	2/2029	$4,715	$4,530	$4,702	1.6%
Columbus McKinnon Corp.(6)	First lien senior secured loan	SR +	2.75%	5/2028	463	460	463	0.2%
DXP Enterprises, Inc.(7)(8)	First lien senior secured loan	SR +	4.75%	10/2030	10,408	10,254	10,382	3.4%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(5)	First lien senior secured loan	SR +	3.00%	5/2030	9,345	9,257	9,372	3.1%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.50%	5/2028	7,538	7,485	7,474	2.5%
Entegris, Inc.(5)	First lien senior secured loan	SR +	2.50%	7/2029	1,620	1,620	1,625	0.5%
Filtration Group Corporation(5)	First lien senior secured loan	SR +	4.25%	10/2028	3,970	3,933	3,983	1.3%
Gates Global LLC(5)	First lien senior secured loan	SR +	3.00%	11/2029	2,972	2,920	2,979	1.0%
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	4.00%	8/2028	10,440	10,214	10,460	3.3%
Pro Mach Group, Inc.(5)(8)	First lien senior secured loan	SR +	5.00%	8/2028	3,980	3,807	4,000	1.3%
Refficiency Holdings, LLC (dba Legence)(5)	First lien senior secured loan	SR +	3.50%	12/2027	7,574	7,541	7,572	2.4%
Summit Materials, LLC(6)	First lien senior secured loan	SR +	2.50%	11/2028	4,339	4,328	4,352	1.4%
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	SR +	3.75%	3/2028	10,558	10,433	10,541	3.5%
						76,782	77,905	25.5%
Pharmaceuticals
Fortrea Holdings Inc.(5)	First lien senior secured loan	SR +	3.75%	7/2030	$3,399	$3,371	$3,394	1.1%
						3,371	3,394	1.1%
Professional services
Apex Group Treasury, LLC(6)(8)	First lien senior secured loan	SR +	3.75%	7/2028	$4,888	$4,727	$4,863	1.6%
Apex Group Treasury, LLC(6)(8)	First lien senior secured loan	SR +	5.00%	7/2028	7,232	7,011	7,232	2.4%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2023
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity
Arsenal AIC Parent, LLC (dba Arconic)(5)	First lien senior secured loan	SR +	4.50%	8/2030	4,738	4,708	4,751	1.6%
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	SR +	3.00%	10/2026	2,943	2,930	2,946	1.0%
Corporation Service Company(5)	First lien senior secured loan	SR +	3.25%	11/2029	1,787	1,783	1,790	0.6%
Element Solutions, Inc.(6)(8)	First lien senior secured loan	SR +	2.00%	12/2030	4,811	4,799	4,799	1.6%
EM Midco2 Ltd. (dba Element Materials Technology)(6)	First lien senior secured loan	SR +	4.25%	6/2029	9,014	8,911	8,913	2.9%
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	SR +	4.00%	9/2030	7,220	7,115	7,189	2.4%
Omnia Partners, LLC(6)	First lien senior secured loan	SR +	4.25%	7/2030	6,594	6,576	6,631	2.2%
Red Ventures, LLC(6)	First lien senior secured loan	SR +	3.00%	3/2030	3,970	3,933	3,955	1.2%
Skopima Merger Sub Inc.(5)	First lien senior secured loan	SR +	4.00%	5/2028	5,716	5,477	5,687	1.9%
Sovos Compliance, LLC(5)	First lien senior secured loan	SR +	4.50%	8/2028	10,440	10,144	10,297	3.4%
Vistage Worldwide, Inc.(6)(8)	First lien senior secured loan	SR +	5.25%	7/2029	9,776	9,636	9,752	3.2%
						77,750	78,805	26.0%
Specialty retail
Pilot Travel Centers LLC(5)	First lien senior secured loan	SR +	2.00%	8/2028	$796	$791	$798	0.3%
						791	798	0.3%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	SR +	2.00%	5/2028	$3,274	$3,268	$3,255	1.1%
Ciena Corp.(5)	First lien senior secured loan	SR +	2.00%	10/2030	3,990	3,978	3,997	1.2%
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	SR +	2.50%	9/2028	2,974	2,961	2,919	1.0%
Park Place Technologies, LLC(5)	First lien senior secured loan	SR +	5.00%	11/2027	9,662	9,253	9,597	3.2%
Zayo Group Holdings, Inc.(5)	First lien senior secured loan	SR +	4.25%	3/2027	9,825	8,506	8,404	2.8%
						27,966	28,172	9.3%
Transportation
Echo Global Logistics, Inc.(5)	First lien senior secured loan	SR +	3.50%	11/2028	$1,138	$1,118	$1,111	0.4%
KKR Apple Bidco, LLC(6)	First lien senior secured loan	SR +	3.50%	9/2028	2,055	2,051	2,061	0.7%
Safe Fleet Holdings, LLC(5)	First lien senior secured loan	SR +	3.75%	2/2029	3,965	3,924	3,971	1.3%
Uber Technologies, Inc.(6)	First lien senior secured loan	SR +	2.75%	3/2030	3,164	3,156	3,171	1.0%
						10,249	10,314	3.4%

Total Debt Investments						$1,133,989	$1,147,314	378.0%
Total misc. debt commitments(9)						$(2)	$—	—%
Total Investments						$1,133,987	$1,147,314	378.2%

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2023
(Amounts in thousands)
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2023 was 5.35%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2023 was 5.33%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2023 was 5.16%.
(8)Level 3 investment.
(9)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

				Unfunded
Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded Commitment	Fair Value
AI Aqua Merger Sub, Inc. (dba Culligan International)	First lien senior secured delayed draw term loan	12/2024	$—	$1,391	$—
Aramsco, Inc.	First lien senior secured delayed draw term loan	10/2025	—	1,485	—
Omnia Partners, LLC	First lien senior secured delayed draw term loan	1/2024	—	620	—
Total Portfolio Company Commitments			$—	$3,497	$—

(10)The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Organization and Principal Business

OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund LLC) (“OCIC SLF” or the “Company”), a Delaware limited liability company, was initially formed on February 14, 2022 as a wholly owned subsidiary of Blue Owl Credit Income Corp. (“OCIC”).
On November 2, 2022, OCIC and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-manage OCIC SLF as a joint-venture. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. OCIC and OSTRS have agreed to contribute $437.5 million and $62.5 million, respectively, to OCIC SLF. OCIC and OSTRS have a 87.5% and 12.5% economic ownership, respectively, in OCIC SLF. Except under certain circumstances, contributions to OCIC SLF cannot be redeemed. OCIC SLF is managed by a board consisting of an equal number of representatives appointed by each Member and which acts unanimously. Investment decisions must be approved unanimously by an investment committee consisting of an equal number of representative appointed by each Member.
Investment Portfolio Detail
Investments at fair value and amortized cost consisted of the following as of the following periods:

	December 31, 2024		December 31, 2023
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$1,647,543	$1,647,003	$1,133,987	$1,147,314
Total Investments	$1,647,543	$1,647,003	$1,133,987	$1,147,314

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
The industry composition of investments based on fair value as of the following periods:

	December 31, 2024	December 31, 2023
Advertising and media	0.4%	—%
Aerospace and defense	3.7	4.9
Automotive services	1.2	0.7
Buildings and real estate	5.7	5.4
Business services	5.4	3.8
Chemicals	3.4	4.3
Consumer products	0.4	0.8
Containers and packaging	4.9	5.8
Distribution	4.3	3.5
Education	1.7	2.6
Energy equipment and services	2.9	2.9
Financial services	10.3	8.1
Food and beverage	3.3	5.2
Healthcare equipment and services	4.8	4.9
Healthcare providers and services	6.3	5.3
Healthcare technology	5.8	5.7
Household products	0.1	0.2
Human resource support services	1.7	1.0
Infrastructure and environmental services	1.4	1.8
Insurance	5.1	3.7
Internet software and services	11.0	11.3
Investment funds and vehicle	1.2	0.3
Leisure and entertainment	0.7	0.3
Manufacturing	6.4	6.8
Pharmaceuticals	0.3	0.3
Professional services	5.0	6.9
Specialty retail	—	0.1
Telecommunications	1.3	2.5
Transportation	1.3	0.9
Total	100.0%	100.0%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
The geographic composition of investments based on fair value consisted of the below as of the following periods:

	December 31, 2024	December 31, 2023
United States:
Midwest	20.7%	22.6%
Northeast	19.1	23.4
South	26.4	26.0
West	23.3	16.0
International	10.5	12.0
Total	100.0%	100.0%
Investments
The following table presents the fair value hierarchy of investments as of December 31, 2024:

	Fair Value Hierarchy as of December 31, 2024
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,453,259	$193,744	$1,647,003
Total Investments	$—	$1,453,259	$193,744	$1,647,003

The following table presents the fair value hierarchy of investments as of December 31, 2023:

	Fair Value Hierarchy as of December 31, 2023
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$987,501	$159,813	$1,147,314
Total Investments	$—	$987,501	$159,813	$1,147,314

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Debt Activity
Bank of America Facility

On August 24, 2022, ORCIC JV WH LLC, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, entered into a $400.0 million credit facility with, among others, Bank of America, N.A., as administrative agent (the “Bank of America Facility”). Proceeds from the Bank of America Facility were used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the credit facility was August 25, 2025.
On August 8, 2023, OCIC JV WH IV Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as borrower to the Bank of America Facility. On December 28, 2023, in connection with the takeout of the Wise CLO 2024-1 CLO (as defined below), certain of the assets held by OCIC JV WH IV Ltd. were transferred via a master participation agreement to OCIC JV WH VI Ltd., an exempted company Incorporated with limited liability under the laws of the Cayman Islands. On December 28, 2023, OCIC JV WH VI Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined the Bank of America Facility.

On September 21, 2023, in connection with the takeout of the Wise CLO 2023-1 Transaction (as defined below), ORCIC JV WH LLC was released from the Bank of America Facility and a portion of the proceeds from the Wise CLO 2023-1 Transaction were used to repay certain amounts outstanding under the Bank of America Facility.

On March 7, 2024, in connection with the takeout of the Wise CLO 2024-1 CLO, OCIC JV WH IV Ltd. was released from the Bank of America Facility and a portion of the proceeds from the Wise CLO 2024-1 Transaction were used to repay certain amounts outstanding under the Bank of America Facility. On June 5, 2024, the Bank of America Facility was terminated.

RBC Facility

On October 14, 2022, ORCIC JV WH II LLC, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, entered into a $500.0 million revolving loan facility with, among others, Royal Bank of Canada, as a lender and administrative agent (the “RBC Facility”). Proceeds from the RBC Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the credit facility is October 14, 2032. In connection with the takeout of the Wise CLO 2023-2 Transaction (as defined below), certain of the assets held by ORCIC JV WH II LLC were transferred via a master participation agreement to OCIC JV WH V Ltd. On December 13, 2023, ORCIC JV WH II LLC was released as a borrower from the RBC Facility and a portion of the proceeds from the Wise CLO 2023-2 Transaction were used to repay certain amounts outstanding under the Bank of America Facility.

On November 10, 2023, OCIC JV WH V Ltd, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, joined the RBC Facility. On June 5, 2024, BOC SLF WH II RB LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined the RBC Facility as a borrower, and the facility size was reduced to $300.0 million. On December 15, 2024, OCIC JV WH V Ltd was released from the RBC Facility.
Wells Fargo Facility
On June 30, 2023, ORCIC JV WH III LLC, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, entered into an up to $200.0 million revolving loan facility with, among others, Wells Fargo Bank, N.A. (the “Wells Fargo Facility”). Proceeds from the Wells Fargo Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the credit facility was June 30, 2026. ORCIC JV WH III LLC was released as a borrower from the Wells Fargo Facility on July 11, 2024 in connection with the takeout of the Wise CLO 2024-2 Transaction and a portion of the proceeds from the Wise CLO 2024-2 Transaction were used to repay certain amounts outstanding under the Wells Fargo Facility.

Wise CLO 2023-1
On September 21, 2023, ORCIC JV WH LLC merged with Wise CLO 2023-1 Ltd., a private company incorporated and existing under the laws of Jersey, with Wise CLO 2023-1 Ltd. as the surviving entity. The merger was undertaken in order for Wise CLO 2023-1 Ltd. to act as the issuer in a collateralized loan obligation transaction

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
(the “Wise CLO 2023-1 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise 1 CLO 2023-1 Transaction. On September 21, 2023, Wise CLO 2023-1 Ltd., as issuer, and Wise CLO 2023-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-1 Ltd., as co-issuer, closed the Wise CLO 2023-1 Transaction and issued $195.0 million of Class A Notes, $46.3 million of Class B-1 Notes, $14.5 million of Class B-2 Notes, $29.3 million of Class C Notes, and $97.0 million of Subordinated Notes pursuant to an Indenture and Security Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. Additionally, Wise CLO 2023-1 Ltd. and Wise CLO 2023-1 LLC incurred $75.0 million in Class A Loans pursuant to a Credit Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, the lenders party thereto and U.S. Bank Trust Company, National Association as loan agent and collateral trustee. The notes issued and loans incurred as part of the Wise CLO 2023-1 Transaction have a stated maturity of October 20, 2036.
Wise CLO 2023-2
On October 30, 2023, ORCIC JV WH II LLC migrated as a company incorporated in the State of Delaware to a private company incorporated and existing under the laws of Jersey. As part of the migration, ORCIC JV WH II LLC was renamed to Wise CLO 2023-2 Ltd. The migration and renaming was undertaken in order for ORCIC JV WH II LLC (now Wise CLO 2023-2 Ltd.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-2 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2023-2 Transaction. On December 13, 2023, Wise CLO 2023-2 Ltd., as issuer, and Wise CLO 2023-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-2 Ltd., as co-issuer, closed the Wise CLO 2023-2 Transaction and issued $240.0 million of Class A Notes, $41.0 million of Class B-1 Notes, $15.0 million of Class B-2 Notes, $24.0 million of Class C Notes, and $84.5 million of Subordinated Notes pursuant to an Indenture dated December 13, 2023 among Wise CLO 2023-2 Ltd., as issuer, Wise CLO 2023-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2023-2 Transaction have a stated maturity of January 15, 2037.

Wise CLO 2024-1

On July 27, 2023, OCIC JV WH IV Ltd. was incorporated as a company under the laws of the Cayman Islands. On January 19, 2024, changed its name from OCIC JV WH IV Ltd. to Wise CLO 2024-1 Ltd. The renaming was undertaken in order for OCIC JV WH IV Ltd. (now Wise CLO 2024-1 Ltd.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2024-1 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2024-1 Transaction. On March 7, 2024, Wise CLO 2024-1 Ltd., as issuer, and Wise CLO 2024-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-1 Ltd., as co-issuer, closed the Wise CLO 2024-1 Transaction and issued $240.0 million of Class A Notes, $55.0 million of Class B-1 Notes, $5.0 million of Class B-2 Notes, $20.0 million of Class C Notes, and $88.7 million of Subordinated Notes pursuant to an Indenture dated March 7, 2024 among Wise CLO 2024-1 Ltd., as issuer, Wise CLO 2024-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2024-1 Transaction have a stated maturity of April 15, 2037.
Wise CLO 2024-2

On October 26, 2022, ORCIC JV WH III LLC was incorporated as a limited liability company under the laws of Delaware. On July 11, 2024, ORCIC JV WH III LLC merged with Wise CLO 2024-2 Ltd. The merger was undertaken in order for ORCIC JV WH III LLC (now Wise CLO 2024-2 Ltd.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2024-2 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2024-2 transaction. On July 11, 2024, Wise CLO 2024-2 Ltd., as issuer, and Wise CLO 2024-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-2 Ltd., as co-issuer, closed the Wise CLO 2024-2 Transaction and issued $240.0 million of Class A Notes, $52.0 million of Class B Notes, $28.0 million of Class C Notes, and $90 million of Subordinated Notes pursuant to an Indenture dated July 11, 2024 among Wise CLO 2024-2 Ltd., as issuer, Wise CLO 2024-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2024-2 Transaction have a stated maturity of July 15, 2037.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Debt obligations consisted of the following as of December 31, 2024:

	December 31, 2024
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wise CLO 2023 -1	$360,000	$360,000	$—	$2,245	$357,755
Wise CLO 2023 -2	320,000	320,000	—	2,347	317,653
Wise CLO 2024 -1	320,000	320,000	—	2,046	317,954
Wise CLO 2024 -2	320,000	320,000	—	1,948	318,052
Total Debt	$1,320,000	$1,320,000	$—	$8,586	$1,311,414
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.

Debt obligations consisted of the following as of December 31, 2023:

	December 31, 2023
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wells Fargo Facility	$200,000	$39,087	$17,283	$873	$38,214
Bank of America Facility	400,000	151,133	20,167	1,402	149,732
RBC Facility	500,000	—	9,439	1,148	(1,148)
Wise CLO 2023 -1	360,000	360,000	—	2,327	357,673
Wise CLO 2023 -2	320,000	320,000	—	2,543	317,457
Total Debt	$1,780,000	$870,220	$46,889	$8,586	$861,928
(1) The amount available reflects any limitations related to each credit facility’s borrowing base

The table below presents the components of interest expense for the following periods:

($ in thousands)	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Period Ended December 31, 2022(1)
Interest expense	$88,136	$37,350	$3,145
Amortization of debt issuance costs	4,032	1,197	155
Total Interest Expense	$92,168	$38,547	$3,300
Average interest rate	7.4%	7.0%	5.8%
Average daily borrowings	$1,196,587	$532,412	$334,618
(1) The Company commenced principal operations as a joint-venture on November 2, 2022.